October 14, 1998


                            PIONEER WORLD EQUITY FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED JULY 29, 1998


The following supplements the corresponding section of the Prospectus. Please consult the Prospectus for the full text of the supplemented section.

IV.      MANAGEMENT OF THE FUND

The following replaces the third, fourth and fifth paragraphs:

         Ms. Theresa A. Hamacher, chief investment officer of PMC since September 1, 1998, has general responsibility for PMC's investment operations. Ms. Hamacher joined PMC in 1997 and has been an investment professional since 1984. Mr. David Tripple, who formerly served as chief investment officer, continues as president of PMC and executive vice president of all the Pioneer mutual funds.

         Day-to-day management of the Fund is the responsibility of Patrick M. Smith, a vice president of PMC and the Fund. Mr. Smith joined PMC in 1992 and has been an investment professional since 1986.

         Day-to-day management of the U.S. investments of the Fund is the responsibility of a team of U.S. equity managers and analysts led by Richard E. Dahlberg. Mr. Dahlberg is a senior vice president of PMC. He joined PMC in September 1998 and has been an investment professional since 1960. Prior to joining PMC, Mr. Dahlberg was a managing director and head of U.S. equity investments for Salomon Brothers Asset Management from 1995 to 1998 and a portfolio manager for Massachusetts Financial Services Company from 1973 to 1995.

         Mr. Smith is assisted by a team of managers and analysts which does research for and oversees the management of several funds with similar investment objectives. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

VII.     HOW TO BUY FUND SHARES

CLASS B SHARES

These sentences replace the second sentence of the second paragraph:

         For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.

This sentence replaces the first sentence of the fifth paragraph:

         Class B shares will automatically convert into Class A shares at the beginning of the month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below.

CLASS C SHARES

These sentences replace the first sentence of the second paragraph:

         For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.


                                                                       1098-5770
                                             (C) Pioneer Funds Distributor, Inc.